                          VAN KAMPEN AMERICAN CAPITAL
                    SUPPLEMENT DATED JANUARY 2, 1998 TO THE

                      PROSPECTUS DATED SEPTEMBER 28, 1997
                            VKAC GLOBAL EQUITY FUND
                     VKAC GLOBAL GOVERNMENT SECURITIES FUND

                       PROSPECTUS DATED OCTOBER 28, 1997
                          VKAC AGGRESSIVE GROWTH FUND
                       VKAC GREAT AMERICAN COMPANIES FUND
                                VKAC GROWTH FUND
                              VKAC HIGH YIELD FUND
                                 VKAC PACE FUND
                              VKAC PROSPECTOR FUND
                       VKAC SHORT-TERM GLOBAL INCOME FUND
                           VKAC STRATEGIC INCOME FUND
                               VKAC UTILITY FUND
                                VKAC VALUE FUND

                       PROSPECTUS DATED DECEMBER 29, 1997
                            VKAC CORPORATE BOND FUND
                           VKAC EMERGING GROWTH FUND
                      VKAC HIGH INCOME CORPORATE BOND FUND

        PROSPECTUS DATED JANUARY 28, 1997, AS PREVIOUSLY SUPPLEMENTED ON
                      FEBRUARY 11, 1997 AND AUGUST 4, 1997
                     VKAC U.S. GOVERNMENT TRUST FOR INCOME

         PROSPECTUS DATED MARCH 28, 1997, AS PREVIOUSLY SUPPLEMENTED ON
                                 AUGUST 4, 1997
                          VKAC GROWTH AND INCOME FUND

         PROSPECTUS DATED APRIL 30, 1997, AS PREVIOUSLY SUPPLEMENTED ON
                                 AUGUST 4, 1997
                               VKAC COMSTOCK FUND
                              VKAC ENTERPRISE FUND
                            VKAC EQUITY INCOME FUND
                        VKAC GOVERNMENT SECURITIES FUND
                                VKAC HARBOR FUND
                        VKAC REAL ESTATE SECURITIES FUND

         PROSPECTUS DATED APRIL 30, 1997, AS PREVIOUSLY SUPPLEMENTED ON
                       APRIL 30, 1997 AND AUGUST 4, 1997
                        VKAC GLOBAL MANAGED ASSETS FUND

         PROSPECTUS DATED APRIL 30, 1997, AS PREVIOUSLY SUPPLEMENTED ON
                       AUGUST 4, 1997 AND AUGUST 15, 1997
                     VKAC LIMITED MATURITY GOVERNMENT FUND
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    The section of the Prospectus captioned "PURCHASE OF SHARES -- GENERAL"
hereby is supplemented by adding the following:

    The Distributor is sponsoring a sales incentive program for A.G. Edwards & Sons, Inc. ("A.G. Edwards"). The Distributor will reallow its portion of the Fund's sales concession to A.G. Edwards on sales of Class A shares of the Fund relating to the "rollover" of any savings into an Individual Retirement Account ("IRA"), the transfer of assets into an IRA and contributions to an IRA, commencing on January 1, 1998 and terminating on April 15, 1998.

    Pursuant to the Fund's Prospectus, the Fund's Class A shares may be purchased at net asset value under certain defined circumstances by certain classes or groups of investors. Certain net asset value categories described in the section "NAV PURCHASE OPTIONS" under "PURCHASE OF SHARES -- CLASS A SHARES -- OTHER PURCHASE PROGRAMS" have been amended as follows:

    (2) Current or retired directors, officers and employees of Morgan Stanley Group Inc. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

    (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

    (4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay Participating Dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

    (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further detail with respect to such alliance programs.

    An additional net asset value category, as described below, has been added as item number 6 and the remaining items shall be renumbered accordingly.

    (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

    As stated in the Fund's Prospectus, the Fund reserves the right to amend or terminate the terms of offering shares of the Fund at net asset value at any time.

    The third paragraph of the section of the Prospectus captioned "PURCHASE OF SHARES -- CLASS C SHARES" is hereby amended as follows:

    A commission or transaction fee of up to 1.00% of the purchase amount will generally be paid to authorized dealers at the time of purchase. Authorized dealers also will be paid ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares generally annually commencing in the second year after purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives, in the form of cash or other compensation, to authorized dealers that sell Class C shares of the Fund.

    The paragraph of the section of the Prospectus captioned "PURCHASE OF SHARES -- CLASS C SHARES -- WAIVER OF CONTINGENT DEFERRED SALES CHARGE" is hereby amended as follows:

    The CDSC is waived on redemptions of Class B shares and Class C shares (i) following the death or disability (as defined in the Code) of a shareholder,
(ii) in connection with required minimum distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account; (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares; and (v) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC is also waived on redemptions of Class C shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. See the Statement of Additional Information for further discussion of waiver provisions.